Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

March 16, 2022

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectus, Prospectus and Statement of Additional Information Supplement dated April 30, 2021

Emerging Markets Fixed Income Opportunities Portfolio

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Fund will be renamed Class R6 shares;

•  The minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million;

•  The minimum initial investment amount for Class R6 shares of the Fund will be reduced to $5 million;

•  The contingent deferred sales charge holding period for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase;

•  The contingent deferred sales charge for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be increased to 0.75%. This contingent deferred sales charge rate will apply only to shares purchased after April 29, 2022; and

•  The dealer commission schedule for Class A shares of the Fund will be amended. Accordingly, the front-end sales charge and dealer commission as a percentage of offering price table will be revised as follows to reflect the amended dealer commission schedule for Class A shares of the Fund:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Public Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 0.75% to a Financial Intermediary for purchase amount of $500,000 or more.

•  The commissions or transaction fees paid when intermediaries initiate and are responsible for purchases of $500,000 or more will increase to 0.75% on sales of $500,000 to $4 million, then 0.50% on sales over $4 million to $15 million and then 0.25% on the excess over $15 million.

Please retain this supplement for future reference.

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